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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)     April 18, 2005
                                                     --------------

                                ICU MEDICAL, INC.
                                -----------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                       0-19974                  33-0022692
          --------                       -------                  ----------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
       of incorporation)                                     Identification No.)

951 Calle Amanecer, San Clemente, California                            92673
--------------------------------------------                         ----------
  (Address of principal executive offices)                           (Zip Code)

                                 (949) 366-2183
                                 --------------
               Registrant's telephone number, including area code


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01         Other Events
                  ------------

                  See attached press release.

Item 9.01         Financial Statements and Exhibits
                  ---------------------------------

        (c)       Exhibits

         99.1 Press release, dated April 18, 2005 announcing ICU Medical, Inc.'s first quarter earnings.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 18, 2005

                                                 ICU MEDICAL, INC.



                                                 /s/ Francis J. O'Brien
                                                 ----------------------
                                                 Francis J. O'Brien
                                                 Secretary, Treasurer and
                                                 Chief Financial Officer